Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

NOTE 7. Income Taxes

Income Before Income Taxes

(Millions)	2013	2012	2011
United States	$3,194	$2,902	$2,516
International	3,368	3,449	3,515
Total	$6,562	$6,351	$6,031

Provision for Income Taxes

(Millions)	2013	2012	2011
Currently payable
Federal	$948	$743	$431
State	91	75	51
International	901	918	861
Deferred
Federal	(123)	(3)	181
State	(2)	10	12
International	26	97	138
Total	$1,841	$1,840	$1,674

Components of Deferred Tax Assets and Liabilities

(Millions)	2013	2012
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$140	$115
Product and other claims	155	161
Miscellaneous accruals	130	137
Pension costs	447	969
Stock-based compensation	322	415
Net operating/capital loss carryforwards	225	304
Foreign tax credits	316	285
Inventory	221	189
Other - net	―	18
Gross deferred tax assets	1,956	2,593
Valuation allowance	(23)	(29)
Total deferred tax assets	$1,933	$2,564

Deferred tax liabilities:
Product and other insurance receivables	$(46)	$(60)
Accelerated depreciation	(813)	(858)
Intangible amortization	(780)	(808)
Other	(7)	―
Total deferred tax liabilities	$(1,646)	$(1,726)

Net deferred tax assets	$287	$838

The net deferred tax assets are included as components of Other Current Assets, Other Assets, Other Current Liabilities, and Other Liabilities within the Consolidated Balance Sheet. See Note 4 “Supplemental Balance Sheet Information” for further details.

As of December 31, 2013, the Company had tax effected operating loss, capital loss, and tax credit carryovers for federal, state, and international of approximately $30 million, $4 million, and $191 million (before valuation allowances), respectively. The federal tax attribute carryovers will expire after 16 to 17 years, the state after five to 10 years, and the majority of international after six years with the remaining international expiring in one year or with an indefinite carryover period. The tax attributes being carried over arise as certain jurisdictions may have tax losses or may have inabilities to utilize certain losses without the same type of taxable income. As of December 31, 2013, the Company has provided $23 million of valuation allowance against certain of these deferred tax assets based on management's determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized. The valuation allowance was reduced in 2013 mainly due to the expiration of the tax attributes.

During 2013, the Company contributed $476 million to its U.S. and international pension plans and $6 million to its postretirement plans. During 2012, the Company contributed $1.079 billion to its U.S. and international pension plans and $67 million to its postretirement plans. During 2011, the Company contributed $517 million to its U.S. and international pension plans and $65 million to its postretirement plans. The current income tax provision includes a benefit for the pension contributions; the deferred tax provision includes a cost for the related temporary difference.

Reconciliation of Effective Income Tax Rate

	2013	2012	2011
Statutory U.S. tax rate	35.0%	35.0%	35.0%
State income taxes - net of federal benefit	0.9	0.9	0.7
International income taxes - net	(6.3)	(4.2)	(4.6)
U.S. research and development credit	(0.7)	―	(0.5)
Reserves for tax contingencies	1.2	(1.9)	(1.2)
Domestic Manufacturer's deduction	(1.6)	(1.2)	(1.5)
All other - net	(0.4)	0.4	(0.1)
Effective worldwide tax rate	28.1%	29.0%	27.8%

The effective tax rate for 2013 was 28.1 percent, compared to 29.0 percent in 2012, a decrease of 0.9 percentage points, impacted by many factors. Factors that decreased the Company's effective tax rate included international taxes as a result of changes to the geographic mix of income before taxes, the reinstatement of the U.S. research and development credit in 2013, an increase in the domestic manufacturer's deduction benefit, the restoration of tax basis on certain assets for which depreciation deductions were previously limited, and other items. Combined, these factors decreased the Company's effective tax rate by 4.0 percentage points. This benefit was partially offset by factors that increased the effective tax rate by 3.1 percentage points, which largely related to adjustments to 3M's income tax reserves for 2013 when compared to 2012.

The effective tax rate for 2012 was 29.0 percent, compared to 27.8 percent in 2011, an increase of 1.2 percentage points, impacted by many factors. The primary factors that increased the Company's effective tax rate year-on-year include international taxes, specifically with respect to the corporate reorganization of a wholly owned international subsidiary (which benefited 2011), state income taxes, lower domestic manufacturer's deduction, and the lapse of the U.S. research and development credit. These and other factors, when compared to 2011, increased the 2012 effective tax rate by 2.1 percentage points. Factors that decreased the Company's effective tax rate year-on-year include international taxes as a result of changes to the geographic mix of income before taxes and adjustments to its income tax reserves. These factors, when compared to 2011, decreased the effective tax rate 0.9 percentage points.

The Company files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004.

The IRS completed its field examination of the Company's U.S. federal income tax returns for the years 2005 through 2007 in the fourth quarter of 2009. The Company protested certain IRS positions within these tax years and entered into the administrative appeals process with the IRS during the first quarter of 2010. During the first quarter of 2010, the IRS completed its field examination of the Company's U.S. federal income tax return for the 2008 year. The Company protested certain IRS positions for 2008 and entered into the administrative appeals process with the IRS during the second quarter of 2010. During the first quarter of 2011, the IRS completed its field examination of the Company's U.S. federal income tax return for the 2009 year. The Company protested certain IRS positions for 2009 and entered into the administrative appeals process with the IRS during the second quarter of 2011. During the first quarter of 2012, the IRS completed its field examination of the Company's U.S. federal income tax return for the 2010 year. The Company protested certain IRS positions for 2010 and entered into the administrative appeals process with the IRS during the second quarter of 2012. In December 2012, the Company received a statutory notice of deficiency for the 2006 year. The Company filed a petition in Tax Court in the first quarter of 2013 relating to the 2006 tax year.

Currently, the Company is under examination by the IRS for its U.S. federal income tax returns for the years 2011, 2012, and 2013. It is anticipated that the IRS will complete its examination of the Company for 2011 and 2012 by the end of the first quarter of 2014 and for 2013 by the end of the first quarter of 2015. As of December 31, 2013, the IRS has not proposed any significant adjustments to the Company's tax positions for which the Company is not adequately reserved.

During the first quarter of 2010, the Company paid the agreed upon assessments for the 2005 tax year. During the second quarter of 2010, the Company paid the agreed upon assessments for the 2008 tax year. During the second quarter of 2011, the Company received a refund from the IRS for the 2004 tax year. During the first quarter of 2012, the Company paid the agreed upon assessments for the 2010 tax year. Payments relating to other proposed assessments arising from the 2005 through 2013 examinations may not be made until a final agreement is reached between the Company and the IRS on such assessments or upon a final resolution resulting from the administrative appeals process or judicial action. In addition to the U.S. federal examination, there is also limited audit activity in several U.S. state and foreign jurisdictions.

3M anticipates changes to the Company's uncertain tax positions due to the closing of various audit years mentioned above. Currently, the Company is not able to reasonably estimate the amount by which the liability for unrecognized tax benefits will increase or decrease during the next 12 months as a result of the ongoing income tax authority examinations.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (UTB) is as follows:

Federal, State and Foreign Tax

(Millions)	2013	2012	2011
Gross UTB Balance at January 1	$528	$594	$622

Additions based on tax positions related to the current year	97	80	92
Additions for tax positions of prior years	158	114	69
Reductions for tax positions of prior years	(29)	(120)	(123)
Settlements	(17)	(50)	9
Reductions due to lapse of applicable statute of limitations	(78)	(90)	(75)

Gross UTB Balance at December 31	$659	$528	$594

Net UTB impacting the effective tax rate at December 31	$262	$185	$295

The total amount of UTB, if recognized, would affect the effective tax rate by $262 million as of December 31, 2013, $185 million as of December 31, 2012, and $295 million as of December 31, 2011. The ending net UTB results from adjusting the gross balance for items such as Federal, State, and non-U.S. deferred items, interest and penalties, and deductible taxes. The net UTB is included as components of Other Current Assets, Other Current Liabilities, Accrued Income Taxes, and Other Liabilities within the Consolidated Balance Sheet.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the consolidated statement of income on a gross basis approximately $22 million of expense, $12 million of benefit, and $1 million of benefit in 2013, 2012, and 2011, respectively. At December 31, 2013 and December 31, 2012, accrued interest and penalties in the consolidated balance sheet on a gross basis were $62 million and $44 million, respectively. Included in these interest and penalty amounts are interest and penalties related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

As a result of certain employment commitments and capital investments made by 3M, income from manufacturing activities in China, Taiwan, Korea, Brazil, and Singapore is subject to reduced tax rates or, in some cases, is exempt from tax for years through 2013, 2016, 2018, 2023, and 2023, respectively. The income tax benefits attributable to the tax status of these subsidiaries are estimated to be $87 million (13 cents per diluted share) in 2013, $64 million (9 cents per diluted share) in 2012, and $77 million (11 cents per diluted share) in 2011.

The Company has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely. These earnings relate to ongoing operations and were approximately $9.7 billion as of December 31, 2013. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the income tax liability that would be payable if such earnings were not indefinitely reinvested.